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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C., 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT of 1934


                                February 5, 2004
                                ----------------
                        (Date of earliest event reported)


                         PARKVALE FINANCIAL CORPORATION
                         ------------------------------
                           (Exact name of Registrant)



Pennsylvania                     000-17411                   25-1556590
------------                     ---------                   ----------
(State or Other                 (Commission                  (IRS Employer
Jurisdiction of                 File Number)                 Identification No.)
Incorporation)

4220 William Penn Hwy
Monroeville, Pennsylvania                                            15146
-------------------------                                           -------
(Address of Principal Executive Offices)                            (Zip Code)


        Registrant's telephone number, including area code:(412) 373-7200






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Item 4.  Changes in Registrant's Certifying Accountant

         (b)      New Independent Accountants

         On February 5, 2004, the Company named Parente Randolph, LLC as the new independent public accountants for the fiscal year ending
         June 30, 2004.



                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 12, 2004                Parkvale Financial Corporation
                                 ------------------------------
                                          (Registrant)



                                 By: /s/ Robert J. McCarthy, Jr.
                                     ---------------------------
                                     Robert J. McCarthy, Jr.
                                     President and Chief Executive Officer



                                 By: /s/ Timothy G. Rubritz
                                     ---------------------------
                                     Timothy G. Rubritz
                                     Vice President and Chief Financial Officer